UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 10, 2007, Biovest International, Inc., a Delaware corporation (the “Company”), completed the closing of a financing transaction (the “Transaction”) with Valens Offshore SPV II, Corp., a Delaware corporation and Valens U.S. SPV I, LLC., a Delaware corporation (collectively the “Valens Funds”), pursuant to which the Valens Funds purchased from the Company two secured promissory notes in the aggregate principal amount of $8,500,000 (the “Notes”) and entered into two royalty agreements (the “Royalty Agreements”) whereby the Valens Funds have been granted royalty interests in the worldwide net sales and license revenues from the Company’s BiovaxID™ anti-cancer vaccine.

The Notes were purchased pursuant to Note Purchase Agreements between the Company and the Valens Funds (the “Purchase Agreement”). The following describes certain material terms of the Transaction:

•	The Notes are non-amortizing and payable in a single payment of principal plus accrued interest at maturity.

•	The Notes will become due and payable on June 10, 2008. The Notes can be prepaid by the Company at any time without penalty.

•

The outstanding principal amount of the Notes will bear interest at a rate equal to prime rate plus 2% per annum, with a minimum interest rate of 11%. In addition to the interest on the Notes, the Company paid the Valens Funds a closing payment in the amount of $127,500.00 along with the Valens Funds’ legal fees in the amount of $93,499.65 upon the closing of the Transaction. The obligations pursuant to the Notes are secured by a lien against all assets of the Company and its subsidiaries and are guaranteed by the Company and its subsidiaries.

•

The Royalty Agreements provide that the Valens Funds shall receive an aggregate royalty equal to seven percent (7%) of worldwide net sales and license revenues from commercial sales of the Company’s biologic products, including without limitation the Company’s BiovaxID™ anti-cancer vaccine.

•

Proceeds of the Notes, after designated payments to the Valens Funds and Laurus Master Fund, Ltd. in payment of outstanding obligations and prepayment of certain scheduled principal and interest payments, will be disbursed into a restricted account and released to the Company based upon an agreed schedule. The proceeds will be used to support the planned interim analysis of the clinical data form the Phase 3 clinical trial for the Company’s anti cancer vaccine, BiovaxID, and for general working capital.

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Each of the notes and securities described above were issued by the Company as described above in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and all parties to the transactions are accredited investors with access to all relevant information necessary to evaluate the investment and represented to us that the Notes were being acquired for investment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:

Press release, dated December 11, 2007, by the Company announcing the entry into a financing transaction to fund its regulatory strategy for its Fast Tracked Phase 3 clinical trial of its anti-cancer vaccine for the treatment of Non-Hodgkin’s Lymphoma, BiovaxID. The Company is performing an interim analysis of the data from the Phase 3 trial and anticipates that it may announce unblinded data during the second calendar quarter of 2008. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as "forward-looking statements." The forward-looking statements in this Form 8-K include statements about our product development programs, clinical trials for our BiovaxID™ product and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

Item 8.01.	Other Events.

James A. McNulty, CPA, has been the Company’s Chief Financial Officer and Secretary since Accentia Biopharmaceuticals, Inc. (“Accentia”) made its investment in the Company in June 2003 and also serves as Secretary and Treasurer of Accentia, along with officer responsibilities in other related companies. Due to the requirement to devote more time to non-Biovest matters, Mr. McNulty will relinquish his Biovest CFO responsibilities effective December 31, 2007. Mr. McNulty has confirmed the absence of a disagreement or dispute with the Company. Alan Pearce, CFO for Accentia, will assume the CFO role for the Company at that time. David Moser, the Company’s Director of Legal Affairs since January 2000, will assume the position of Secretary.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ James A. McNulty
James A. McNulty, CPA
Chief Financial Officer

Date: December 11, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Note Purchase Agreement dated December 10, 2007, between Biovest International, Inc. (“Biovest”) and Valens Offshore SPV II, Corp.

10.2	Note Purchase Agreement dated December 10, 2007, between Biovest and Valens U.S. SPV I, LLC.

10.3	Royalty Agreement dated December 10, 2007, between Biovest and Valens Offshore SPV II, Corp.

10.4	Royalty Agreement dated December 10, 2007, between Biovest and Valens U.S. SPV I, LLC.

10.5	Secured Promissory Note dated December 10, 2007 between Biovest and Valens Offshore SPV II, Corp.

10.6	Secured Promissory Note dated December 10, 2007 between Biovest and Valens U.S. SPV I, LLC.

10.7	Master Security Agreement dated December 10, 2007 between Biovest and Valens U.S. SPV I, LLC. and Valens Offshore SPV II, Corp.

10.8	Intellectual Property Security Agreement dated December 10, 2007 between Biovest and Valens U.S. SPV I, LLC. and Valens Offshore SPV II, Corp.

10.9	Guaranty dated December 10, 2007 between Biovest and Valens U.S. SPV I, LLC. and Valens Offshore SPV II, Corp.

99.1	Press Release dated December 11, 2007 titled: “Biovest Announces It Has Closed an $8.5M Financing to Support Unblinding and Analysis of Fast Tracked Pivotal Phase 3 Study of BiovaxID for Non-Hodgkin’s Lymphoma with Public Release of Results Data Anticipated by April 2008”

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